Introduction, basis of presentation of the Consolidated Financial Statements and other information	12 Months Ended
Dec. 31, 2018
Intro, basis of presentation of the consolidated financial statements and other information
Introduction, basis of presentation of the consolidated financial statements and other information

Banco Santander, S.A. and Companies composing Santander Group

Notes to the consolidated financial statements (consolidated annual accounts) for the year ended December 31, 2018

1.    Introduction, basis of presentation of the consolidated financial statements (consolidated annual accounts) and other information

a)Introduction

Banco Santander, S.A. (“the Bank” or “Banco Santander”) is a private-law entity subject to the rules and regulations applicable to banks operating in Spain. The Bylaws and other public information on the Bank can be consulted at its registered office at Paseo de Pereda 9-12, Santander.

In addition to the operations carried on directly by it, the Bank is the head of a group of subsidiaries that engage in various business activities and which compose, together with it, Santander Group (“the Group”). Therefore, the Bank is obliged to prepare, in addition to its own separate financial statements, the Group's consolidated financial statements, which also include the interests in joint ventures and investments in associates.

At December 31, 2018, the Group consisted of 719 subsidiaries of Banco Santander, S.A. In addition, other 170 companies are associates of the Group, joint ventures or companies of which the Group holds more than 5% (excluding the Group companies of negligible interest with respect to the fair presentation that the annual accounts must express).

b)Basis of presentation of the consolidated financial statements (consolidated annual accounts)

Under Regulation (EC) no. 1606/2002 of the European Parliament and of the Council of July 19, 2002 all companies governed by the law of an EU Member State and whose securities are admitted to trading on a regulated market of any Member State must prepare their consolidated financial statements for the years beginning on or after January 1, 2005 in conformity with the International Financial Reporting Standards (“IFRSs”) previously adopted by the European Union (“EU-IFRSs”).

In order to adapt the accounting system of Spanish credit institutions to the new standards, the Bank of Spain issued Circular 4/2004, of 22 December on Public and Confidential Financial Reporting Rules and Formats, which was repealed on January 1, 2018 by the Circular 4/2017 issued by the Bank of Spain on November 27, 2017 and subsequent modifications.

The Group's consolidated financial statements for 2018 were authorised by the Bank's directors (at the board meeting on February 26, 2019) in accordance with International Financial Reporting Standards as adopted by the European Union and with Bank of Spain Circular 4/2017 and subsequent modifications, and Spanish corporate and commercial law applicable to the Group, using the basis of consolidation, accounting policies and measurement bases set forth in Note 2, accordingly, they present fairly the Group's equity and financial position at December 31, 2018, 2017 and 2016 and the consolidated results of its operations and the consolidated cash flows in 2018, 2017 and 2016. These consolidated financial statements were prepared from the accounting records kept by the Bank and by the other Group entities, and include the adjustments and reclassifications required to unify the accounting policies and measurement bases applied by the Group. The consolidated financial statements are also in compliance with IFRS as issued by the International Accounting Standards Board (“IFRS – IASB” and together with IFRS adopted by the European Union, “IFRS”).

The notes to the consolidated financial statements contain additional information to that presented in the consolidated balance sheet, consolidated income statement, consolidated statement of recognised income and expense, consolidated statement of changes in total equity and consolidated statement of cash flows. The notes provide, in a clear, relevant, reliable and comparable manner, narrative descriptions and breakdowns of these statements.

The Group is filing these consolidated financial statements to recast Note 52 “Geographical and business segment reporting” and Note 54 “Risk management” for the three years ended December 31, 2018 and to effect changes to related disclosures. The change in the reported segments results from the application of new financial criteria starting with the financial information for the first half 2019 that aims to reflect the Group’s current reporting structure. The main changes to the reported segments are described in Note 52. These changes were announced by the Group management and included in our Form 6-K furnished to the SEC on July 4, 2019.

These consolidated financial statements do not, and do not purport to, recast the information in any part of such financial statements other than Note 52 and Note 54 and related disclosures, or update any information in such financial statements to reflect any events that have occurred after March 26, 2019. The filing of these consolidated financial statements should not be understood to mean that any statements contained therein are true and complete as of any date subsequent to March 26, 2019.

Adoption of new standards and interpretations issued

The following modifications came into force and were adopted by the European Union in 2018:

-	IFRS9 Financial instruments

On January 1, 2018, IFRS9 Financial instruments entered into force. IFRS9 establishes the requirements for recognition and measurement of both financial instruments and certain types of non-financial-purchase contracts. The aforementioned requirements should be applied retrospectively, adjusting the opening balance at January 1, 2018, not requiring restatement of the comparative financial statements.

The adoption of IFRS9 has resulted in changes in the Groups’ accounting policies for the recognition, classification and measurement of financial assets and liabilities and financial assets impairment. IFRS9 also significantly modifies other standards related to financial instruments such as IFRS7 "Financial instruments: disclosure”.

Additionally, IFRS9 includes new hedge accounting requirements which have a twofold objective: to simplify current requirements, and to bring hedge accounting in line with risk management, allowing to be a greater variety of derivative financial instruments which may be considered to be hedging instruments. Furthermore, additional breakdowns are required providing useful information regarding the effect which hedge accounting has on financial statements and also on the entity’s risk management strategy. The treatment of macro-hedges is being developed as a separate project under IFRS9. Entities have the option of continuing to apply IAS39 with respect to accounting hedges until the project has been completed. According to the analysis performed until now, the Group applies IAS39 in hedge accounting.

For breakdowns of the notes, according to the regulations in force, the amendments relating to IFRS7 have only been applied to the current period. The breakdowns of the comparative information period notes maintain the breakdowns made in the previous period.

The following breakdowns relate to the impact of the adoption of IFRS9 in the Group:

a)	Classification and measurement of financial instruments

The following table shows a comparison between IAS39 as of December 31, 2017 and IFRS9 as of January 1, 2018 of the reclassified financial instruments in accordance with the new requirements of IFRS9 regarding classification and measurement (without impairment), as well as its book value:

IAS39			IFRS9
		Book value		Book value
Balance	Portfolio	(Million of euros)	Portfolio	(Million of euros)
Equity instruments	Financial assets available for sale	2,154	Non-trading financial assets mandatorily at fair value through profit or loss	1,651
	(including those that were valued at cost at December)		Financial assets at fair value through other comprehensive income	533
	Loans and receivables	1,537	Non-trading financial assets mandatorily at fair value through profit or loss	1,497
		457	Financial assets at fair value through other comprehensive income	486
		96	Non-trading financial assets mandatorily at fair value through profit or loss	96
Debt instruments	Financial assets available for sale	6,589	Financial assets at amortised cost	6,704
		203	Financial assets held for trading	203
	Financial assets at fair value through profit or loss	199	Non-trading financial assets mandatorily at fair value through profit or loss	199
	Investments held-to-maturity	13,491	Financial assets at amortised cost	13,491
	Loans and receivables	10,179	Non-trading financial assets mandatorily at fair value through profit or loss	611
			Financial assets at fair value through profit or loss	9,577
Loans and advances	Loans and receivables	1,069	Financial assets at fair value through other comprehensive income	1,107
	Financial assets held for trading	43
	Financial assets at fair value through profit or loss	1,152	Financial assets at amortised cost	1,102
Derivatives	Derivatives – hedging accounting (liabilities)	10	Derivatives - financial liabilities held for trading	10

b)	Reconciliation of impairment provisions from IAS39 to IFRS9

The following table shows a comparison between IAS39 as of December 31, 2017 and IFRS9 as of January 1, 2018 of the impairment provisions of the financial instruments in accordance with the new requirements of IFRS9:

	Million of euros
	IAS39		IFRS9
	12-31-2017	Impairment impact	01-01-2018
Financial assets at amortised cost	24,682	1,974	26,656
Loans and advances	23,952	2,002	25,954
Debt instruments	730	(28)	702
Financial assets at fair value through other comprehensive income	—	2	2
Debt instruments	—	2	2
Commitments and guarantees granted	617	197	814
Total	25,299	2,173	27,472

Additionally, there is an impairment impact on Investments in joint ventures and associates of EUR 34 million.

c)	Balance sheet reconciliation from IAS39 to IFRS9

The following table shows in detail the reconciliation the consolidated balance sheet under IAS39 as of December 31, 2017 to IFRS9 as of January 1, 2018 distinguishing between the impacts due to classification and measurement and due to impairment once adopted IFRS9:

	IAS39			Classification and		Impairment		IFRS9
ASSETS (Million of euros)	12-31-2017	Naming modifications (*)		measurement impact		impact		01-01-2018
Cash, cash balances at central banks and other deposits on demand	110,995	—		—		—		110,995
Financial assets held for trading	125,458	—		160		—		125,618
Derivatives	57,243	—		—		—		57,243
Equity instruments	21,353	—		—		—		21,353
Debt instruments	36,351	—		203		—		36,554
Loans and advances	10,511	—		(43)		—		10,468
Non-trading financial assets mandatorily at fair value through profit or loss	—	933		4,054	(c)	—		4,987
Equity instruments	—	933		1,651		—		2,584
Debt instruments	—	—		1,792		—		1,792
Loans and advances	—	—		611		—		611
Financial assets designated at fair value through profit or loss	34,782	(933)		8,226		—		42,075
Equity instruments	933	(933)		—		—		—
Debt instruments	3,485	—		(199)		—		3,286
Loans and advances	30,364	—		8,425	(a)	—		38,789
Financial assets at fair value through other comprehensive income	—	124,229		2,126		(2)		126,353
Equity instruments	—	2,636		533		—		3,169
Debt instruments	—	121,593		486		(2)		122,077
Loans and advances	—	—		1,107		—		1,107
Financial assets available-for-sale	133,271	(124,229)		(9,042)		—		—
Equity instruments	4,790	(2,636)		(2,154)	(c)	—		—
Debt instruments	128,481	(121,593)		(6,888)	(b)	—		—
Financial assets at amortised cost	—	889,779	(a)	21,297		(1,982)	(d)	909,094
Debt instruments	—	15,557	(b)	20,195	(b)	20		35,772
Loans and advances	—	874,222		1,102		(2,002)		873,322
Loans and receivables	903,013	(889,779)	(a)	(13,242)		8		—
Debt instruments	17,543	(15,557)		(1,994)	(c)	8		—
Loans and advances	885,470	(874,222)		(11,248)	(a,c)	—		—
Investments held to maturity	13,491	—		(13,491)	(b)	—		—
Investments	6,184	—		—		(34)		6,150
Other assets (**)	117,111	—		6		680	(e)	117,797
TOTAL ASSETS	1,444,305	—		94		(1,330)		1,443,069

(*)    Due to the entry into force of Bank of Spain Circular 4/2017.

(**)  Includes Hedging derivatives, Changes in the fair value of hedged items in portfolio hedges of interest risk, Assets under insurance or reinsurance contracts, Tangible assets, Intangible assets, Tax assets, Other assets and Non-current assets held for sale.

a)

The amount of the item Loans and receivables at December 31, 2017 is reclassified into Financial assets at amortised cost. Nevertheless, the Group maintained a portfolio of loans and receivables for an approximate amount of EUR 8,600 million, which relate mainly to Brazil, which was designated at amortised cost; as a result of the initial implementation of IFRS9 this portfolio has been designated as fair value and finally it has been reclassified as ‘Financial assets designated at fair value through profit or loss’.

b)

Instruments classified as Investments held to maturity at December 31, 2017 have been reclassified into Financial assets available-for-sale because of the initial implementation of IFRS9. Additionally, after the review of the business model of cash flow portfolio in different locations, the group has identified certain groups of assets classified at December 31, 2017 as Financial assets available-for-sale, which relate mainly to Mexico, Brazil and Consumer Finance business, whose management is oriented towards the maintenance of financial instruments in a portfolio until maturity end; because of that, this asset group has been reclassified as Financial assets at amortised cost.

c)

The Group has reclassified in Non-trading financial assets mandatory at fair value through profit or loss those financial instruments which have not comply with the SPPI test (solely payments of principal and interest) classified at December 31, 2017 mainly in Loans and receivables and Financial assets available for sale, which relate mainly to the UK, Spain and Poland.

d)	It corresponds to the increase in provisions for impairment of the value of the assets included in the item Financial assets at amortised cost derived from the change in accounting policy.
e)	This corresponds with increase on provisions for the tax effect referred in section d.

	IAS39		Classification and	Impairment	IFRS9
LIABILITIES (Million of euros)	12-31-2017	Naming modifications	measurement impact	impact	01-01-2018
Financial liabilities held for trading	107,624	—	10	—	107,634
Derivatives	57,892	—	10	—	57,902
Short positions	20,979	—	—	—	20,979
Deposits	28,753	—	—	—	28,753
Marketable debt securities	—	—	—	—	—
Other financial liabilities	—	—	—	—	—
Financial liabilities designated at fair value through profit or loss	59,616	—	—	—	59,616
Deposits	55,971	—	—	—	55,971
Marketable debt securities	3,056	—	—	—	3,056
Other financial liabilities	589	—	—	—	589
Financial liabilities at amortised cost	1,126,069	—	—	—	1,126,069
Deposits	883,320	—	—	—	883,320
Marketable debt securities	214,910	—	—	—	214,910
Other financial liabilities	27,839	—	—	—	27,839
Hedging derivatives	8,044	—	(10)	—	8,034
Changes in the fair value of hedged items in portfolio hedges of interest rate risk	330	—	—	—	330
Provisions	14,489	—	—	197	14,686
Contingent liabilities and commitments	617	—	—	197	814
Other provisions (*)	13,872	—	—	—	13,872
Other liabilities (**)	21,300	—	41	(3)	21,338
TOTAL LIABILITIES	1,337,472	—	41	194	1,337,707

(*)    Includes Pensions and other post-retirements obligations, Other long-term employee benefits, Taxes and other legal contingencies and Other provisions (including guarantees and other contingent liabilities).

(**)  Includes Liabilities under insurance or reinsurance contracts, Tax liabilities, Other liabilities and Liabilities associated with non-current assets held for sale.

	IAS39		Classification and	Impairment	IFRS9
EQUITY (Million of euros)	12-31-2017	Naming modifications (*)	measurement impact	impact	01-01-2018
Shareholders’ equity	116,265	—	91	(1,401)	114,955
Capital	8,068	—	—	—	8,068
Share premium	51,053	—	—	—	51,053
Equity instruments issued other than capital	525	—	—	—	525
Other equity	216	—	—	—	216
Accumulated retained earnings	53,437	—	—	—	53,437
Revaluation reserves	—	—	—	—	—
Other reserves	(1,602)	—	91	(1,401)	(2,912)
Own shares	(22)	—	—	—	(22)
Profit attributable to shareholders of the parent	6,619	—	—	—	6,619
Interim dividends	(2,029)	—	—	—	(2,029)

Other comprehensive income	(21,776)	—	(53)	—	(21,829)
Items not reclassified to profit or loss	(4,034)	919	(152)	—	(3,267)
Actuarial gains or losses on defined benefit pension plans	(4,033)	—	—	—	(4,033)
Non-current assets held for sale	—	—	—	—	—
Share in other income and expenses recognised in investments in joint ventures and associates	(1)	5	(5)	—	(1)
Other valuation adjustments	—	—	—	—	—
Changes in the fair value of equity instruments measured at fair value with changes in other comprehensive income	—	914	(141)	—	773
Inefficacy of fair value hedges of equity instruments measured at fair value with changes in other comprehensive income	—	—	—	—	—
Changes in the fair value of financial liabilities at fair value through profit or loss attributable to changes in credit risk	—	—	(6)	—	(6)
Items that may be reclassified to profit or loss	(17,742)	(919)	99	—	(18,562)
Hedge of net investment in foreign operations (effective portion)	(4,311)	—	—	—	(4,311)
Exchange differences	(15,430)	—	—	—	(15,430)
Hedging derivatives. Cash flow hedges (effective portion)	152	—	—	—	152
Changes in the fair value of debt instruments measured at fair value with changes in other comprehensive income	—	1,154	99	—	1,253
Hedging instruments (items not designated)	—	—	—	—	—
Financial assets available for sale	2,068	(2,068)	—	—	—
Debt instruments	1,154	(1,154)	—	—	—
Equity instruments	914	(914)	—	—	—
Non-current assets held for sale	—	—	—	—	—
Share in other income and expenses recognised in investments in joint ventures and associates	(221)	(5)	—	—	(226)
Non controlling interests	12,344	—	15	(123)	12,236
Other comprehensive income	(1,436)	—	3	—	(1,433)
Other elements	13,780	—	12	(123)	13,669
EQUITY	106,833	—	53	(1,524)	105,362
TOTAL EQUITY AND LIABILITIES	1,444,305	—	94	(1,330)	1,443,069

(*)    Due to the entry into force of Bank of Spain Circular 4/2017.

The Group has chosen to apply a progressive 5-year transition period in accordance with Regulation (EU) 2017/2395 of the European Parliament and of the Council amending Regulation (EU) 575/2013 as regards transitional provisions to mitigate the impact of the introduction of IFRS9 on shareholders' equity. If the transitional provision of IFRS 9 had not been applied, the total impact of the fully loaded CET1 ratio on December 31, 2018 would be -27 b.p.

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IFRS15 Revenue from Contracts with Customers (effective for annual reporting periods beginning on or after January 1, 2018) - the new standard on the recognition of revenue from contracts with customers. It supersedes the following standards and interpretations previous in force: IAS18, Revenue; IAS11, Construction Contracts; IFRIC 13, Customer Loyalty Programs; IFRIC 15, Agreements for the Construction of Real Estate; IFRIC 18, Transfers of Assets from Customers; and SIC-31, Revenue-Barter Transactions Involving Advertising Services. Under IFRS15, an entity recognises revenue in accordance with the core principle of the standard by applying the following five steps: identify the contract(s) with a customer; identify the performance obligations in the contract; determine the transaction price; allocate the transaction price to the performance obligations identified in the contract; and recognise revenue when as the entity satisfies a performance obligation.

-	Clarifications to IFRS15 income coming from contracts with clients.

Given that IFRS15 does not apply to financial instruments and other contractual rights or obligations under the scope of IFRS9, no significant effects derived from the application of the aforementioned Accounting Standard and its clarifications in the Group's consolidated financial statements.

-

Modification to IFRS4 "Insurance contracts" applying IFRS9 "Financial Instruments" (effective for annual reporting periods beginning on or after January 1, 2018). The purpose of the amendment is to give all companies that issue insurance contracts the option to recognize in other comprehensive income, instead of profit or loss, the volatility that could arise when applying IFRS9, for new contracts before the adoption of the insurance standard and give companies whose activities are mostly insurance-related an optional temporary exemption from the application of IFRS9 until the year 2021. Entities that defer the application of IFRS9 will continue to apply the existing norm of Financial Instruments IAS39.

The deferral of the aforementioned accounting standard did not apply because of non-compliance with the conditions required for it.

-

Modification to the IFRS2 Classification and measurement of share-based payment transactions – The amendments address the following areas: (a) Accounting for the effects that the requirements for the consolidation of the grant have in cash–settled share-based payment transactions, (b) Classification of share–based payment transactions with net settlement features for the tax withholding obligations; and (c) Accounting for modifications of share-based payment transactions terms and conditions from cash-settled to equity-settled payment transactions.

-	Modification of IAS40 Transfers of investment properties; changes are made to the existing requirements or provide with some additional guidance on the implementation of such requirements.
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Improvements to IFRS Cycle 2014-2016 - introduce minor amendments to IFRS1, referring to the elimination of short-term exemptions for entities adopting IFRS for the first time, and IAS28, related to the valuation of an investment in an associated or a joint venture at fair value. Minor amendments to IFRS12 regarding this cycle came into force for the years beginning on January 1, 2017.

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Interpretation to IFRIC 22 on Foreign currency transactions and advance considerations – When an entity reports a payment of advance consideration in order to recognise the profits associated to the income statement, it shall recognise both the consideration received as a non-monetary liability (deferred income or contract liabilities) in the statement of financial position at the exchange rate obtained according to the IAS21 The effects of changes in foreign exchange rates. When the deferred incomes are subsequently recognised in the income statement as incomes, the issue is raised on whether its measurement should reflect: the amount at which the deferred income was originally recognised, namely, when the consideration was originally received; or the consideration amount received is translated to the existing exchange rate on the date when the non-monetary element is generated as income in the income statement, generating an exchange gain or loss that reflects the difference between the amount of the consideration translated (i) to the exchange rate in force in the moment of its receipt and (ii) to the exchange rate I force when it is recognised in the income statement as a profit or loss.

The application of the aforementioned accounting standards did not have any material effects of the Group´s consolidated financial statements.

Also, at the date of preparation of these consolidated financial statements, the following amendments with an effective date subsequent to December 31, 2018 were in force:

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IFRS16 Leases substitutes IAS17, IFRIC (International Financial Reporting Interpretation Committee) 4, SIC (Standard Interpretations Committee)-15 and SIC-27. It was adopted by the European Union on October 31, 2017 through the Regulation (EU) 2017/1986.

IFRS16 (effective for annual periods beginning on or after January 1, 2019, with an early adoption option that the Group has not applied) establishes the principles for the recognition, measurement, presentation and breakdown of lease contracts, with the objective of reporting information that faithfully represents the lease transactions. IFRS16 provides a single accounting model for the lessee, whereby the lessee must recognise the assets by right of use and the corresponding lease liabilities of all the lease contracts, unless the lease term is 12 months or less or the underlying asset is of low value.

Transition

The criteria established by the Standard for the registration of the lease contracts will be applied in a retrospective modified way adjusting the opening balance on the first day of application (January 1, 2019). The Group, has decided to apply the practical solution allowed by the Standard of not evaluating in the first application of the contracts are or contain a lease (under the new definition), and therefore, the IFRS16 will only apply to those contracts that were previously identified as lease contracts.

The Group has estimated an impact due to the first standard adoption on the ordinary capital ratio (Common Equity Tier 1 – CET 1) fully loaded of -20 b.p. Likewise, it is estimated that assets with the right to use will be approximately recognised by an amount of EUR 6.7 thousand million.

The main causes of this impact are the requirements of registration of the asset with the right to use derived from all the lease contracts active during the first application. Thus, the impact being greater for the Groups leased properties.

The following are the main policies, estimates and criteria for the application of IFRS16 currently defined by the Group for its practical adoption:

-

Lease term: in general, the lease term of each contract will coincide with the initial term established. With regard to property contracts, in certain cases the possible consideration of exercising extension or early cancellation options has been evaluated, based mainly on market factors specific to each asset in each geography.

-

Discount rate: taking into account that the Group has opted to apply the modified standard retrospectively, the discount rate used in transition will be the lessee's incremental borrowing rate at this date. For these purposes, the entity has calculated this incremental interest rate taking as a reference the quoted debt instruments issued by the Group. In this regard, the Group has estimated different interest rate curves based on the currency and economic environment in which the contracts are located.

-

Practical exemptions in transition: the Group has considered the practical solutions defined in paragraph C10 of the standard in the application of the modified retrospective method. This application was made on a contract-by-contract basis, and none of the exemptions were generally applied.

Strategy of implementation of the IFRS16 and governance

The Group established a global project and multidisciplinary with the objective of adapting its processes to the new Standard of accounting of the lease contracts, granting that said processes are adopted in a homogenous way in all the units of the Group, and at the same time, to the particularities of each unit.

Thus, the Group has worked since 2017 in the analysis and identification of the contracts affected by the Standard, as well as the definition of the main technical criteria that affects the accounting of the lease contracts.

With respect to the structure of the project´s governance, the Group has established a periodic meeting of the direction of the project, and a team in charge of granting the participation of the responsible teams and coordination with all the geographies.

Main steps and milestones of the project

In relation to the entry of this new Standard, the Group reported in the interim condensed financial statements as of 30 June 2018 the progress to that date of the implementation plan of the same.

The Group has prepared the accounting policy and a methodological framework that has been the benchmark for the development of the implementation carried out in the different local units. The internal regulation has been approved under the relevant corporate bodies before the entry into force of the Standard.

Likewise, the corporate development of the control model over the registration process of the lease contracts is complete, both in transition and once the Standard is applied. The proposed model includes a reference design of the controls to be employed in the new developments made for the implementation of the Standard.

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IFRIC 23: The uncertainty over income tax treatment; - (mandatory for annual periods starting from January 1, 2019) it applies to the tax gain or loss determination, tax bases, effects of tax laws, taxes and interest rates, when there is uncertainty about taxes treatment according to IAS12.

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Modification of IFRS9 Financial instruments - (mandatory for annual periods starting from January 1, 2019) a clarification has been published on the treatment of certain prepayment options in relation to the evaluation of contractual flows of principal and interest of financial instruments.

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Modification of IAS28 Investments in associates and joint ventures - (mandatory for annual periods starting from January 1, 2019). The amendments clarify the accounting for long-term interests in an associate or joint venture, which in substance form part of the net investment in the associate or joint venture, but to which equity accounting is not applied. Entities must account for such interests under IFRS9 Financial instruments before applying the loss allocation and impairment requirements in IAS28 Investments in associates and joint ventures.

Lastly, at the date of preparation of these consolidated financial statements, the following standards which effectively come into force after December 31, 2018 had not yet been adopted by the European Union:

-	IFRS17 Insurance contracts; it is a new integrated accounting standard for insurance contracts, which includes recognition, measurement, presentation and disclosure.
-	Modification of IFRS Cycle 2015 - 2017- introduces minor amendments to IFRS3, IFRS11, IAS12 and IAS23.
-	Modification of IAS19 Benefits to employees – amendments, reductions and agreements on defined benefit plans are introduced.
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Modification of IFRS conceptual framework: The IFRS Framework, which sets out the fundamental concepts of financial reporting, is amended. The revised Framework includes: a new chapter about measurement; guidance on financial reporting; improved definitions, in particular the definition of liabilities; and clarifications such as management functions, prudence and measurement uncertainty in financial reporting. It will apply from January 1, 2020.

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Modification of IFRS3 Business combinations - amendments are introduced. The amendments are intended to assist entities to determine whether a transaction should be accounted for as a business combination or as an asset acquisition. IFRS3 continues to adopt a market participant’s perspective to determine whether an acquired set of activities and assets is a business.

The amendments are mainly due to: clarify the minimum requirements for a business; remove the assessment of whether market participants are capable of replacing any missing elements; add guidance to help entities assess whether an acquired process is substantive; narrow the definitions of a business and of outputs; and introduce an optional fair value concentration test.

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Modification of IAS1 and IAS8 - A new definition of material is incorporated. The amendments clarify the accounting treatment for sales or the contribution of assets between an investor and its associates or joint ventures. They confirm that the accounting treatment depends on whether the non-monetary assets sold or contributed to an associate or joint venture constitute a "business" (as defined in IFRS3, Business combination).

The Group is currently analysing the possible effects of these new standards and interpretations.

All accounting policies and measurement bases with a material effect on the consolidated financial statements for 2018 were applied in their preparation.

c)Use of critical estimates

The consolidated results and the determination of consolidated equity are sensitive to the accounting policies, measurement bases and estimates used by the directors of the Bank in preparing the consolidated financial statements. The main accounting policies and measurement bases are set forth in Note 2.

In the consolidated financial statements estimates were occasionally made by the senior management of the Bank and of the consolidated entities in order to quantify certain of the assets, liabilities, income, expenses and obligations reported herein. These estimates, which were made on the basis of the best information available, relate basically to the following:

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The impairment losses on certain assets: it applies to financial assets at fair value through other comprehensive income, financial assets at amortised cost, non-current assets held for sale, investments, tangible assets and intangible assets (see Notes 6, 7, 8, 10, 12, 13, 16, 17 and 18);

-	The assumptions used in the actuarial calculation of the post-employment benefit liabilities and commitments and other obligations (see Note 25);
-	The useful life of the tangible and intangible assets (see Notes 16 and 18);
-	The measurement of goodwill arising on consolidation (see Note 17);
-	The calculation of provisions and the consideration of contingent liabilities (see Note 25);
-	The fair value of certain unquoted assets and liabilities (see Notes 6, 7, 8, 9, 10, 11, 20, 21 and 22);
-	The recoverability of deferred tax assets (see Note 27); and
-	The fair value of the identifiable assets acquired and the liabilities assumed in business combinations (see Note 3).

Although these estimates were made on the basis of the best information available at 2018 year-end, future events might make it necessary to change these estimates (upwards or downwards) in coming years. Changes in accounting estimates would be applied prospectively, recognising the effects of the change in estimates in the related consolidated income statement.

d)Information relating to 2017 and 2016

In July 2014, the IASB published IFRS9, which was adopted with the subsequent amendments by the Group on January 1, 2018. As permitted by the regulation itself, the Group has chosen not to re-classify the comparative financial statements without having re-classified under these criteria the information relating to the years ended December 31, 2017 and 2016 so that it is not comparative. However, Note 1.b includes a reconciliation of balances as of December 31, 2017 under IAS39 and the corresponding balances as of January 1, 2018 under IFRS9 where the effect of the first application of the rule is broken down.

Similarly, to adapt the accounting system of Spanish credit institutions to the changes related to IFRS15 and IFRS9, on December 6, 2017, Circular 4/2017, of 27 November, of the Bank of Spain, was published, which repeals Circular 4/2004, of December 22, for those years beginning as of January 1, 2018. The adoption of this Circular has modified the breakdown and presentation of certain headings in the financial statements, to adapt them to the aforementioned IFRS9. Information corresponding to the years ended December 31, 2017 and 2016, has not been restated under this Circular.

On 2018, the Group changed the accounting policy for recognition of non-controlling interests in equity stake reduction transactions without loss of control. In accordance with international financial reporting standards, the goodwill associated with these transactions must be kept on balance. The non-controlling interests resulting from the equity stake reduction can be accounted for by their participation in the identifiable net assets or by attributing the goodwill associated with the participation sold. In this sense, the Group has chosen to account for the non-controlling interests by its participation in net assets. The application of the accounting policy change, without impact on net equity, was made on January 1, 2018.

The information in Note 4 relating to the ordinary shares outstanding of 2016 period has been recasted, in order to be presented in a comparative manner due to the capital increase described in Note 31.a.

Additionally, the impact of the acquisition of Banco Popular Español, S.A.U. (See Note 3) is not reflected in the comparative of the figures, mainly in the balance sheet, corresponding to the year 2016.

In order to interpret the changes in the balances with respect to December 31, 2018, it is necessary to take into consideration the exchange rate effect arising from the volume of foreign currency balances held by the Group in view of its geographic diversity (see Note 51.b) and the impact of the appreciation/depreciation of the various currencies against the euro in 2018, based on the exchange rates at the end of 2018: Mexican peso (5.20%), US dollar (4.74%), Brazilian real (-10.60%), Argentine peso (-47.50%),  sterling pound (-0.82%), Chilean peso (-7.26%), and Polish zloty (-2.89%); as well as the evolution of the comparable average exchange rates: Mexican peso (-6.16%), US dollar (-4.46%), Brazilian real (-16.30%), Argentine peso (-40.43%), sterling pound (-0.96%), Chilean peso (-3.32%) and Polish zloty (-0.10%).

e)Capital management

i. Regulatory and economic capital

The Group’s capital management is performed at regulatory and economic levels.

The aim is to secure the Group’s solvency and guarantee its economic capital adequacy and its compliance with regulatory requirements, as well as an efficient use of capital.

To this end, the regulatory and economic capital figures and their associated metrics RORWA (return on risk-weighted assets), RORAC (return on risk-adjusted capital) and value creation of each business unit- are generated, analysed and reported to the relevant governing bodies on a regular basis.

Within the framework of the internal capital adequacy assessment process (Pillar II of the Basel Capital Accord), the Group uses an economic capital measurement model with the objective of ensuring that there is sufficient capital available to support all the risks of its activity in various economic scenarios, with the solvency levels agreed upon by the Group; at the same time the Group assesses, also in the various scenarios, whether it meets the regulatory capital ratio requirements.

In order to adequately manage the Group’s capital, it is essential to estimate and analyse future needs, in anticipation of the various phases of the business cycle. Projections of regulatory and economic capital are made based on the budgetary information (balance sheet, income statement, etc.) and the macroeconomic scenarios defined by the Group’s economic research service. These estimates are used by the Group as a reference when planning the management actions (issues, securitisations, etc.) required to achieve its capital targets.

In addition, certain stress scenarios are simulated in order to assess the availability of capital in adverse situations. These scenarios are based on sharp fluctuations in macroeconomic variables (GDP, interest rates, housing prices, etc.) that mirror historical crisis that could happen again or plausible but unlikely stress situations.

Following is a brief description of the regulatory capital framework to which the Group is subject.

On June 26, 2013 the Basel III legal framework was included in European law through Directive 2013/36 (CRD IV), repealing Directives 2006/48 and 2006/49, and through Regulation 575/2013 on prudential requirements for credit institutions and investment firms (CRR).

The CRD IV was transposed into Spanish legislation through Law 10/2014 on the regulation, supervision and capital adequacy of credit institutions, and its subsequent implementing regulations contained in Royal Decree-Law 84/2015 and Bank of Spain Circular 2/2016, was completed the adaptation to the Spanish law.

The CRR came into force immediately, establishes a phase-in that will permit a progressive adaptation to the new requirements in the European Union. These phase-in arrangements were incorporated into Spanish regulations through the approval of Royal Decree-Law 14/2013 and Bank of Spain Circular 2/2014. They affect both the new deductions and the issues and items of own funds which cease to be eligible as such under this new regulation. In March 2016, the European Central Bank published Regulation 2016/445/UE that modifies some of the phase-in dates applicable to Group, especially deferred tax assets calendar. The capital buffers provided for in CRD IV are also subject to phase-in; they are applicable for the first time in 2016 and must be fully implemented by 2019.

The review of the existing capital regulatory framework (CRR/CRD IV) by European governing bodies is being finalised. The new framework (CRR II/CRDV), which is expected to be approved at the beginning of 2019, incorporates different Basel standards such as the Fundamental Review of the Trading Book for Market Risk, the Net Stable Funding Ratio for liquidity risk, the SA-CCR for the calculation of the EAD for counterparty risk or the interest rate risk in the Banking Book (IRRBB). It also introduces modifications related to the treatment of central counterparties, MDA, Pillar 2, leverage ratio and Pillar 3 among others.

The most relevant initiative is the implementation of the TLAC Term Sheet established at international level by the FSB (Financial Stability Board) within the European capital framework, called MREL (Minimum requirement of Eligible Liabilities) in such a way that systemic entities will have to comply with the requirements of MREL in Pillar 1. Within this package of modifications, the modification of the Resolution Directive (BRRD) is also included, replacing it with the BRRD II where MREL requirements are established for Pillar 2 for all resolution entities, whether systemic or not, where the resolution authority will decide on a case-by-case basis the requirements.

The Single Resolution Board's MREL policy for 2017 was based on a step-by-step approach to achieve the MREL target level within several years, and non-compliance could result in the consideration that the entity cannot be resolved. In relation to the subordination requirement, the Single Resolution Board considered that entities of global systemic importance (G-SIIs) have to meet, as a minimum, a level of subordination equal to 13.5% of the RWA plus the combined buffer requirement.

In 2018 the SRB has set target requirements for MREL at a consolidated level based on the 2017 policy. These objectives are established for each resolution group, either in MPE (Multiple Point of Entry) strategies as in the case of the Group, or in SPE (Single Point of Entry) strategies.

At December 31, 2018 the Group met the minimum capital requirements established by current legislation (See Note 54).

ii. Plan for the roll-out of advanced approaches and authorisation from the supervisory authorities

The Group continues adopting, over the next few years, the advanced internal ratings-based (AIRB) approach under Basel II for substantially all its banks, until the percentage of exposure of the loan portfolio covered by this approach exceeds 90%. The commitment assumed before the supervisor still implies the adoption of advanced models within the ten key markets where Santander Group operates.

Accordingly, the Group continued in 2018 with the project for the progressive implementation of the technology platforms and methodological improvements required for the roll-out of the AIRB approach for regulatory capital calculation purposes at the various Group units.

The Group has obtained authorisation from the supervisory authorities to use the AIRB approach for the calculation of regulatory capital requirements for credit risk for the Parent and the main subsidiaries in Spain, the United Kingdom and Portugal, as well as for certain portfolios in Germany, Mexico, Brazil, Chile, the Nordic countries (Norway, Sweden and Finland), France and the United States.

During 2018, approval was obtained for the sovereign portfolios, Institutions (FIRB method) and specialised financing (Slotting) in Chile, mortgages and most revolving portfolio of Santander Consumer Germany as well as the portfolios of dealers of PSA France and PSA UK (FIRB method).

As regards the other risks explicitly addressed under Basel Pillar I, the Group is authorised to use its internal model for market risk for its treasury trading activities in the UK, Spain, Chile, Portugal and Mexico.

For the purpose of calculating regulatory capital for operational risk, the Group uses the standardised approach provided for the CRR. On 2018 the European Central Bank authorised the use of the Alternative Standardised Approach to calculate the capital requirements at consolidated level in Banco Santander México, S.A., Institucion de Banca Múltiple, Grupo Financiero Santander México, in addition to the approval obtained in 2016 in Brazil.

f)Environmental impact

In view of the business activities carried on by the Group entities, the Group does not have any environmental liability, expenses, assets, provisions or contingencies that might be material with respect to its consolidated equity, financial position or results. Therefore, no specific disclosures relating to environmental issues are included in these consolidated financial statements.

g)Events after the reporting period

On February 6, the Group announced that it had completed the placement of preferred securities contingently convertible into newly issued ordinary shares of the Bank, excluding preemptive subscription rights and for a nominal value of USD 1,200,000,000 (EUR 1,052,000,000) (the “Issue” and the “CCPS”).

The CCPS were issued at par and its remuneration has been set at 7.50% on an annual basis for the first five years. The payment of the remuneration of the CCPS is subject to certain conditions and to the discretion of the Bank. After that, it will be reviewed every five years by applying a margin of 498.9 basis points on the 5-year Mid-Swap Rate.

h)Other information

Argentina

The economic situation in Argentina in recent years, which led to the signing of an agreement with the International Monetary Fund for the granting of a loan of USD 57,000 million, has had an impact on the country's main economic indicators, especially inflation data, which at the end of the year amounts to 47.64%, being accumulated inflation in the last three years 147%. In this sense, the Group has reviewed the macroeconomic indicators that affect Argentina’s economy and from this review has concluded the need to apply to these consolidated financial statements the accounting standard IAS29 for hyperinflationary economies to its activity in Argentina. This fact has meant:

•

Adjustment of the historical cost of non-monetary assets and liabilities and the various items of equity of these companies from their date of acquisition or inclusion in the consolidated statement of financial position to the end of the year to reflect the changes in purchasing power of the currency caused by inflation, according to the official indexes published by the “Federación Argentina de Consejos Profesionales de Ciencias Económicas (FCPCE)”. These indices result from combining the National Consumer Price Index with the internal wholesale price index.

•	The cumulative impact corresponding to previous years has been reflected in the equity at the beginning of 2018.
•	All components of the financial statements of the Argentine companies have been translated at the closing exchange rate, which at December 31, 2018 was 43.12 Argentine peso.
•

The different components of the consolidated income statement and consolidated statement of cash flows have been adjusted for the inflation index since their generation, with a balancing entry in financial results and a reconciling item in the statement of cash flows, respectively.

•

At January 1, 2018, an amount of EUR 1,716 million corresponding to the exchange losses in 2017 and prior years has been reclassified in the total statement of changes in equity from Other comprehensive income - Exchange differences to Other reserves. At this date, a credit to Other reserves was registered for EUR 131 million due to the non-monetary assets revaluation. Also, EUR -398 million were recognised under Other reserves during 2018, including EUR 104 million due to non-monetary assets revaluation.

The comparative figures for 2017 and 2016 have not been modified, in accordance with IAS21.

The impact on results, both by the adjustment of the figures in the consolidated income statement at the year-end exchange rate, and by the adjustment of the financial loss corresponding to the impact of the inflation of the year on the net monetary assets, as well as the effect on the CET1, is immaterial for the Group.

UK Referendum

On June 23, 2016, the UK held a referendum (the UK European Union Referendum) on its membership of the European Union, in which a majority voted for the UK to leave the European Union. Immediately following the result, the UK and global stock and foreign exchange markets commenced a period of significant volatility, including a steep devaluation of the pound sterling. There remains significant uncertainty relating to the UK’s exit from, and future relationship with, the European Union and the basis of the UK’s future trading relationship with the rest of the world.

On March 29, 2017, the UK Prime Minister gave notice under Article 50(2) of the Treaty on European Union of the UK’s intention to withdraw from the European Union. The delivery of the Article 50(2) notice triggered a two year period of negotiation to determine the terms on which the UK will exit the EU and the framework for the UK’s future relationship with the European Union. Unless extended, the UK’s European Union membership will cease after this two year period. There is a possibility that the UK’s European Union membership ends at such time without reaching any agreement on the terms of its relationship with the European Union going forward. Currently this agreement is pending to be ratified by the parliament of the United Kingdom.

The outcome of Brexit remains unclear, however, a UK exit from the European Union with a no-deal continues to remain a possibility and the consensus view is that this would have a negative impact on the UK economy, affecting its growth prospects. While the longer term effects of the UK’s imminent departure from the European Union are difficult to predict, there is short term political and economic uncertainty.

Santander UK is subject to substantial European Union-derived regulation and oversight. Although legislation has now been passed transferring the European Union acquis into UK law, there remains significant uncertainty regarding the respective legal and regulatory environments, in which Santander UK and its subsidiaries will operate when the UK is no longer a member of the European Union, and the basis on which cross-border financial business will take place after the UK leaves the European Union.

Operationally, Santander UK and other financial institutions may no longer be able to rely on the European passporting framework for financial services, and it is unclear what alternative regime may be in place following the UK’s departure from the European Union. This uncertainty, and any actions taken as a result of this uncertainty, as well as new or amended rules, may have a significant impact on the operating results, profitability and business of the Group.

The aforementioned political events in the UK, along with any further changes in government structure and policies, may lead to further market volatility and changes to the fiscal, monetary and regulatory landscape in which Santander UK operates and could have a material adverse effect on us, including our ability to access capital and liquidity on financial terms acceptable to us and, more generally, on our operating results, financial condition and prospects. The Group, with the best estimate at the date of approval of these consolidated financial statements, has considered such circumstances in its evaluation of the different items affected in the consolidated financial statements, mainly in the recoverability of the cash generating unit that underpins Santander UK goodwill.